                                     [LOGO]


                                    COLONIAL

                             TAX-EXEMPT INSURED FUND

                             -----------------------


                               [graphic omitted]


                             -----------------------

                                  ANNUAL REPORT

                                NOVEMBER 30, 1996





  NOT FDIC-           MAY LOSE VALUE
  INSURED             NO BANK GUARANTEE

                   COLONIAL TAX-EXEMPT INSURED FUND HIGHLIGHTS

                      DECEMBER 1, 1995 - NOVEMBER 30, 1996

INVESTMENT OBJECTIVE: Colonial Tax-Exempt Insured Fund seeks as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds.

THE FUND IS DESIGNED TO OFFER:
    |X| High monthly tax-free income
    |X| Long-term appreciation
    |X| Diversification

PORTFOLIO MANAGER COMMENTARY: "The past 12 months have been volatile for fixed income investments as long-term interest rates on long-term U.S. Government Bonds varied from as low as 5.94% to as high as 7.19%. However, recent economic activity has made us cautiously optimistic on the investment environment going forward and we will position the Fund to take advantage of these changes."
                                                               -- William Loring


                  COLONIAL TAX-EXEMPT INSURED FUND PERFORMANCE

                                                  CLASS A           CLASS B
Inception dates                                  11/20/85            5/5/92

Distributions declared per share*                 $0.408             $0.347

SEC yields on 11/30/96**                            4.17%              3.62%

Taxable-equivalent SEC yields***                    6.90%              5.99%

12-month total returns, assuming reinvestment       4.48%              3.70%
of all distributions and no sales charge
or contingent deferred sales charge (CDSC)
Net asset value per share on 11/30/96              $8.33              $8.33

*A portion of the Fund's income may be subject to the alternative minimum tax. ** The 30-day SEC yields on November 30, 1996, reflect the portfolio's earning power, net of expenses, expressed as an annualized percentage of the maximum offering price per share at the end of the period.
***Taxable-equivalent SEC yields are based on the maximum federal income tax rate of 39.6%.

The Fund may at times purchase tax-exempt securities at a discount, and some or all of this discount may be included in the Fund's ordinary income which will be taxable when distributed.

                       MATURITY BREAKDOWN (as of 11/30/96)

3 - 5 years....................... 9.4%    15 - 20 years.................. 32.4%
5 - 7 years........................1.0%    20 - 25 years.................. 24.5%
7 - 10 years...................... 2.0%    25+ years.......................16.2%
10 - 15 years.................... 13.2%    Cash and equivalents.............1.3%

Maturity breakdown is calculated as a percentage of total net assets. Because the Fund is actively managed, there can be no guarantee the Fund will continue to maintain these maturity weightings in the future.

                               PRESIDENT'S MESSAGE

                              TO FUND SHAREHOLDERS

                                                     [Photo of Harold W. Cogger]

I am pleased to present your Fund's annual report for the fiscal year ended November 30, 1996. This report reflects on the investment environment of the past 12 months and on the performance of your Fund.

While the Federal Reserve Board lowered short-term interest rates early in the period, stronger than expected economic reports in February 1996 brought the Fed's easing trend to a halt. As a result, long-term interest rates were rising during most of the period, having a negative effect on fixed income investments. However, with recent statistics suggesting an easing pace of economic activity and a continued benign inflation outlook, we are hopeful that bond market volatility will be somewhat reduced in the months ahead.

There was some good news for the tax-exempt sector. Low supply and strong retail market support, enabled municipal bonds to outperform Treasury bonds for much of the year. The post-election conditions should promote a period of stability for the tax-exempt market as the flat tax initiative is now a receding memory.

In the domestic stock market, generally favorable conditions prevailed until July, when a price-based correction took place. Since then, the market has rebounded nicely with the Dow Jones Industrial Average setting several new records. Internationally, the Tiger countries of the Pacific Rim continue to offer a good combination of growth and value. In the European markets, short-term interest rates continue to be much lower than long-term rates. We expect these conditions to prevail until we see an increase in economic activity.

Our economic expectations include growth continuing at a slower, but more sustainable rate, and our outlook for 1997 is relatively bright.

The following report will provide you with specific information on your Fund's performance as well as an in-depth discussion with your portfolio manager. As always, we thank you for the opportunity to help you meet your investment goals through the Colonial family of funds.


Respectfully,


/s/ Harold W. Cogger
Harold W. Cogger
President
January 10, 1997


Because market conditions change frequently, there can be no assurance that the trends described here will continue, come to pass or affect Fund performance.

                           PORTFOLIO MANAGEMENT REPORT

WILLIAM LORING is portfolio manager of Colonial Tax-Exempt Insured Fund and vice president of Colonial Management Associates, Inc.

Q. HAS YOUR INVESTMENT STRATEGY CHANGED OVER THE PAST 12 MONTHS?

A. The Fund shifted its strategy during the first quarter of the year in response to changes in economic conditions. As interest rates rose, the Fund acted to decrease its sensitivity to changes in interest rates and to stem potential losses from further rate increases by reducing the effective maturity of the portfolio. During the last quarter of the year, we began to see signs of economic activity that would be positive for fixed income investments, such as a slight uptick in unemployment and a slowdown in housing starts. We shifted the Fund's market neutral position to one that is slightly bullish; we slightly increased the Fund's sensitivity to interest rates by extending the effective maturity of the portfolio by about one-half year. Of course, the credit quality of the portfolio continued to be of the highest quality, with over 90% of the Fund's holdings carrying a rating of AAA by a major bond rating agency.

Q. WHAT FACTORS CONTRIBUTED TO PERFORMANCE DURING THIS PERIOD?

A. The increase in interest rates early in the year had a negative effect on performance. However, our strategic shift to a more market neutral position allowed the Fund to recover some of the ground it lost when rates changed direction. As we became more positive on the fixed income investment environment and extended the Fund's duration, increasing its sensitivity to changes in interest rates, performance benefited from a decline in long-term rates.

Q. HOW DID THE FUND'S 12 MONTH PERFORMANCE COMPARE TO THE LEHMAN BROTHERS MUNICIPAL BOND INDEX?

A. The Fund underperformed the Lehman Brothers Municipal Bond Index, a broad-based, unmanaged index that tracks the performance of the municipal bond market. The total return for Class A shares, based on net asset value, was 4.48% while the return on the Index was 5.89%. It is important to note that the Index contains lower quality bonds in addition to AAA-rated municipal bonds; these lower quality bonds typically generate higher returns.

Q. WHAT IS YOUR OUTLOOK FOR THE TAX-EXEMPT BOND MARKET?

A. We are somewhat optimistic about the market's prospects over the next few months. Reports indicate that while the economy is clearly not growing at a rapid, potentially inflationary pace, there are no significant signs of recessionary weaknesses either. Therefore, we are anticipating moderate growth going forward and we see nothing on the horizon to cause us to be either strongly bullish or strongly bearish. We also view the passing of the election year to be a stabilizing factor for municipal bonds, as the election of a good mix of Democrats and Republicans should put fears of radical tax reform to rest. At this time, we view tax-exempt bonds as slightly undervalued and representative of a long-term buying opportunity.

             COLONIAL TAX-EXEMPT INSURED FUND INVESTMENT PERFORMANCE
               Change in Value of $10,000 from 11/30/86 - 11/30/96
                     Based on NAV and MOP for Class A Shares

        DATE                    NAV                  MOP                Lehman
        ----                    ---                  ---                ------
      Nov 30, 86             10000                 9525                 10,000
      Dec 31, 86              9950.74              9478.08               9,972
      Mar 31, 87             10179.09              9695.58              10,214
      Jun 30, 87              9624.93              9167.74               9,937
      Sep 30, 87              9288.71              8847.50               9,690
      Dec 31, 87              9722.76              9260.93              10,122
      Mar 31, 88             10052.99              9575.47              10,471
      Jun 30, 88             10241.77              9755.29              10,674
      Sep 30, 88             10531.40             10031.16              10,947
      Dec 31, 88             10797.08             10284.22              11,151
      Mar 31, 89             10893.53             10376.09              11,225
      Jun 30, 89             11432.22             10889.19              11,890
      Sep 30, 89             11427.76             10884.94              11,898
      Dec 31, 89             11787.56             11227.66              12,354
      Mar 31, 90             11830.81             11268.85              12,409
      Jun 30, 90             12078.95             11505.20              12,699
      Sep 30, 90             12057.89             11485.14              12,707
      Dec 31, 90             12537.53             11942.00              13,255
      Mar 31, 91             12807.61             12199.24              13,554
      Jun 30, 91             13082.06             12460.67              13,844
      Sep 30, 91             13515.07             12873.11              14,382
      Dec 31, 91             14005.58             13340.32              14,864
      Mar 31, 92             14005.31             13340.06              14,909
      Jun 30, 92             14487.21             13799.06              15,473
      Sep 30, 92             14811.15             14107.62              15,885
      Dec 31, 92             15049.55             14334.70              16,174
      Mar 31, 93             15618.26             14876.40              16,775
      Jun 30, 93             16061.11             15298.20              17,324
      Sep 30, 93             16541.75             15756.02              17,910
      Dec 31, 93             16698.44             15905.27              18,161
      Mar 31, 94             15770.62             15021.52              17,164
      Jun 30, 94             15905.07             15149.58              17,353
      Sep 30, 94             15959.29             15201.23              17,472
      Dec 31, 94             15672.46             14928.02              17,222
      Mar 31, 95             16806.95             16008.62              18,440
      Jun 30, 95             16987.19             16180.30              18,884
      Sep 30, 95             17399.95             16573.45              19,427
      Dec 31, 95             18396.72             17522.87              20,229
      Mar 31, 96             17830.94             16983.97              19,985
      Jun 30, 96             17968.54             17115.04              20,138
      Sep 30, 96             18380.56             17507.48              20,600
      Nov 30, 96             18962.03             18061.33              21,214


A $10,000 investment in Class B shares made on May 5, 1992 at net asset value
(NAV) would have been valued at $12,997 on November 30, 1996. The same investment based on contingent deferred sales charge (CDSC) would have grown to $12,797 on November 30, 1996.

The Lehman Brothers Municipal Bond Index is a broad-based, unmanaged index that tracks the performance of the municipal bond market. Unlike mutual funds, indexes are not investments, do not incur fees or expenses and it is not possible to invest in an index.

                          AVERAGE ANNUAL TOTAL RETURNS
                    As of 12/31/96 (Most Recent Quarter End)
--------------------------------------------------------------------------------
                           CLASS A SHARES                  CLASS B SHARES
INCEPTION                     11/20/85                        5/5/92
                          NAV            MOP            NAV            w/CDSC
--------------------------------------------------------------------------------
1 YEAR                    2.26%        (2.60)%         1.50%         (3.37)%
--------------------------------------------------------------------------------
5 YEARS                   6.08%         5.05%           --              --
--------------------------------------------------------------------------------
10 YEARS                  6.58%         6.06%           --              --
--------------------------------------------------------------------------------
SINCE INCEPTION           7.74%         7.27%          5.59%          5.24%
--------------------------------------------------------------------------------

Returns and value of an investment will vary, resulting in a gain or loss on sale. All results shown assume reinvestment of distributions. NAV returns do not include sales charges or CDSC. Maximum offering price (MOP) returns include the maximum sales charge of 4.75%. The CDSC returns reflect the maximum charges of 5% for one year and 2% since inception. Past performance cannot predict future results.

                              INVESTMENT PORTFOLIO

                        NOVEMBER 30, 1996 (IN THOUSANDS)

MUNICIPAL BONDS - 97.6%                                      PAR        VALUE
-------------------------------------------------------------------------------
 EDUCATION - 14.7%
  EDUCATION - 7.6%
  IL Chicago Board of Education,
   Series 1992-A,
                           6.250% 01/01/15            $    6,000    $   6,600
  IN Whitko Middle School Building
   Corp. First Mortgage, Series 1991,
                           6.750% 07/15/12                 1,000        1,108
  MA Health and Educational Facilities:
   Harvard University, Series N,
                           6.250% 04/01/20                 6,760        7,596
   Northeastern University:
    Series 1988-B,
                           7.600% 10/01/10                 1,000        1,077
    Series E,
                           6.550% 10/01/22                 1,500        1,611
  UT State Municipal Finance Co-Operative
   Local Government, Pooled Capital
   Improvement,
                           6.800% 05/01/12                 1,000        1,090
  WV School Building Authority, Capital
   Import Revenue Bonds, Series 1990-B,
                           6.750% 07/01/17                    75           81
                                                                     --------
                                                                       19,163
                                                                     --------

  SCHOOL DISTRICT GENERAL OBLIGATIONS - 5.7%
  AZ Maricopa County School District,
   Number 8 Osborn,
                           7.500% 07/01/08                 1,235        1,511
  AZ Mohave County Unified High School
   District, Series B,
                           8.500% 07/01/06                   250          322
  GA Columbia County School District,
   Series A,
                           6.750% 04/01/08                 1,695        1,966
  MI Brighton Area School District,
   Series II,
                            (a)   05/01/17                10,340        3,309
  MI Johannesburg & Lewiston Schools,
  Series 1996,
                           5.000% 05/01/16                 2,415        2,300
  PA Philadelphia School District
   Series B,
                           5.500% 09/01/25
                                                           5,000        4,994
                                                                     --------
                                                                       14,402
                                                                     --------

  STUDENT LOAN - 1.4%
  AL State Higher Education Loan Corp.,
   Series 1994-C,
                           5.850% 09/01/04 (b)             1,000        1,044
  NM State Educational Assistance
   Foundation, Series A,
                           6.700% 04/01/02                   200          210
  PA State Higher Education Assistance
   Student Loan, RIB (variable rate),
   Series 1990-B,
                          11.031% 03/01/20                 2,000        2,180
                                                                     --------
                                                                        3,434
                                                                     --------

-------------------------------------------------------------------------------
 HEALTHCARE - 8.0%
  HOSPITALS - 7.0%
  AZ Scottsdale Industrial Development
   Authority, Scottsdale Memorial Hospital,
   Series 1987-A,
                           8.500% 09/01/17                   500          525
  IL Health Facilities Authority:
   Methodist Health Services Corp.,
   Series 1985-G,
                           8.000% 08/01/15                   955        1,040
   RIB (variable rate),  Series 1992-B,
                           9.943% 05/01/21                   500          590
   Rockford Memorial Hospital,
   Series B,
                           6.750% 08/15/18                    50           53
  MA Health and Educational Facilities Authority:
   McLean Hospital, Series C,
                           6.625% 07/01/15                   500          543
   New England Deaconess Hospital,
    Series D,
                           6.875% 04/01/22                 2,500        2,747
   Valley Regional Health System, Series C,
                           7.000% 07/01/08 (b)             1,585        1,852
  MS State Hospital Equipment and
   Facilities Authority,
   Rush Medical Foundation Project,
                           6.700% 01/01/18                   250          267
  NV Reno Hospital, St. Mary's Regional
   Medical Center, Series 1991-A,
                           6.700% 07/01/21
                                                           1,000        1,080
  OK State Industrial Authority,
   Baptist Medical Center, Series C,
                           7.000% 08/15/04 (b)             1,500        1,701
  TN Knox City Health Education and
   Housing Facilities
                           5.250% 01/01/15                 5,000        4,887
  WI State Health & Educational
   Facilities Authority:
   Bellin Memorial Hospital,
                           6.625% 02/15/08                 1,000        1,129
   Milwaukee Regional Medical Center
   Series 1990,
                           7.500% 08/01/11                 1,000        1,095
   Waukesha Memorial Hospital,
                           7.250% 08/15/19                    60           67
                                                                     --------
                                                                       17,576
                                                                     --------

  NURSING HOME - 1.0%
  WA State Housing Finance Commission,
   Franciscan Elder Care Corp.,
   Series 1991,
                           6.875% 01/01/21                 2,250        2,438
                                                                     --------

-------------------------------------------------------------------------------
 HOUSING - 3.8%
  MULTI-FAMILY - 1.1%
  IL Onterie Center Housing Finance Corp.,
   Onterie Center Project,  Series 1992-A,
                           7.050% 07/01/27                 2,000        2,115
  KY State Housing Corp.,
   Series 1985-A,
                           8.875% 07/01/19                    80           81
  MD Howard County Medical Mortgage
   Heartlands Elderly Apartments,
   Series 1985,
                           8.875% 12/01/10                   495          522
                                                                     --------
                                                                        2,718
                                                                     --------

  SINGLE-FAMILY - 2.7%
  AK State Housing Finance Corp.,
   Series 1990-A2,
                           7.000% 12/01/11                   210          223
  FL Brevard County Housing Finance Authority,
   Series C,
                           7.000% 09/01/23                    40           42
  MA State Housing Finance Agency:
   Series 21,
                           7.125% 06/01/25                 1,310        1,389
   Series A,
                           6.400% 01/01/09                 2,000        2,115
  MS Housing Finance Corporation, Single
   Family Mortgage,
                           8.250% 10/15/18                 2,805        2,942
                                                                     --------
                                                                        6,711
                                                                     --------

-------------------------------------------------------------------------------
 OTHER REVENUE - 4.0%
  JUSTICE & PUBLIC ORDER - 3.4%
  IN State Office Building Commission,
   Women's Prison,
    Series B,
                           6.250% 07/01/16                 8,000        8,670
                                                                     --------

  OTHER REVENUE - 0.6%
  CA Fairs Financing Authority,
   Series 1991,
                           6.500% 07/01/11                 1,300        1,394
                                                                     --------

-------------------------------------------------------------------------------
 PUBLIC FACILITIES IMPROVEMENT - 0.0%
  IL State Dedicated Tax,
   Civic Center,  Series A,
                           7.000% 12/15/13                   200          219
                                                                     --------

-------------------------------------------------------------------------------
 PUBLIC INFRASTRUCTURE - 1.2%
  FL Gulf Breeze,
   Local Government Loan Program,
    Series 1985-B,
                           8.000% 12/01/15                 1,000        1,092
  MI Municipal Bond Authority, Local
   Government Loan Program:
    Series 1991-C,
                            (a)   06/15/15                 3,380        1,208
    Series G,
                            (a)   05/01/18                 2,000          600
                                                                     --------
                                                                        2,900
                                                                     --------

-------------------------------------------------------------------------------
REFUNDED/ESCROW/SPECIAL OBLIGATIONS (c) - 11.0%
  CA Alameda County,
   Series 1985-1,
                           7.250% 12/01/08 (b)             1,300        1,472
  CA East Bay Municipal Utilities District,
   Series 1990,
                           7.500% 06/01/18
                                                           2,500        2,819
  CA Los Angeles County Transport Commission
   Sales Tax, Metropolitan Train,
   Series 1991-A,
                           6.750% 07/01/18                 1,000        1,121
  FL Dunedin,
   Mease Health Care Center,
    Series 1991,
                           6.750% 11/15/11                   100          112
  FL Hollywood Water & Sewer Revenue,
                           6.750% 10/01/11                    50           56
  IL Chicago,
   Central Public Library Project,
    Series 1988-C,
                           6.850% 01/01/17                 1,000        1,129
  IL Decatur,
                           6.900% 10/01/14                   250          274
  MA Bay Transportation Authority:
   General Transportation System,
    Series 1990-A,
                           7.625% 03/01/15                 2,000        2,240
   Certificates of Participation,
    Series 1990-A,
                           7.650% 08/01/15                 1,000        1,135
  MI Chippewa Valley Schools,
   Series 1992,
                           6.375% 05/01/15                 4,545        4,977
  NY New York City Municipal Finance
   Authority Water and Sewer Systems
    Series 1991-C,
                           7.000% 06/15/16                 1,500        1,684
  NY State Dormitory Authority,
   City University System, Series 1990-F,
                           7.500% 07/01/20                 2,000        2,252
  NY State Medical Care Facilities
   Finance Agency, St. Luke's-Roosevelt
   Hospital Center, Series 1989-B,
                           7.450% 02/15/29                   500          557
  OK State Industrial Authority,
   Baptist Medical Center, Series A,
                           7.000% 08/15/14                   150          167
  OR Portland International Airport,
                           7.100% 07/01/21                   950        1,069
  PA Pittsburgh Water & Sewer Authority,
   Series A,
                           6.500% 09/01/14                   270          299
  SC Charleston County Certificate
   of Participation, Series 1991,
                           7.100% 06/01/11                 2,000        2,260
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                           6.125% 01/01/07                    75           83
  TN Chattanooga-Hamilton County
   RIB (variable rate),  Series 1991-B,
                          10.027% 05/25/21                 1,000        1,227
  TX Austin Utilities System Revenue,
                           7.000% 05/15/16                 1,200        1,347
  TX Colorado River Municipal Water
   District, Water Transmission Facilities,
    Series 1991-A,
                           6.625% 01/01/21                   250          271
  TX Harris County Health Facilities
   Development Corp.,
   Texas Children's Hospital, Series A,
                           7.000% 10/01/19                    50           55
  WI State Health & Educational
   Facilities Authority,
   Waukesha Memorial Hospital,
                           7.250% 08/15/19                   940        1,052
                                                                     --------
                                                                       27,658
                                                                     --------

-------------------------------------------------------------------------------
 RESOURCE RECOVERY - 0.6%
  RESOURCE RECOVERY
  SC Charleston County Solid Waste User Fee,
                           6.500% 01/01/09 (b)             1,405        1,542
                                                                     --------

-------------------------------------------------------------------------------
 TAX-BACKED - 9.6%
  GENERAL OBLIGATION - 6.7%
  AZ Tucson,
   Series 1994-G,
                           7.625% 07/01/14                 3,140        3,976
  CA State,
   Series 1995,
                          10.000% 10/01/06 (b)             1,000        1,395
  CO Highlands Ranch Metropolitan
   District No. 2, Series 1996,
                           6.500% 06/15/12                 1,000        1,126
  DC District of Columbia
   General Obligation, Series 1993-B1,
                           5.500% 06/01/09                 1,000        1,019
  IL Chicago,
   Series 1995 A-2,
                           6.250% 01/01/14                 4,000        4,410
  LA New Orleans,  Series 1991,
                            (a)   09/01/16                 2,000          660
  MD Baltimore:
                           7.000% 10/15/08                   300          355
                           7.000% 10/15/09 (b)             1,055        1,249
  NV Clark County, Series A,
                           7.500% 06/01/07                   350          423
  NV Las Vegas-Clark County Library District,
                           7.500% 02/01/02                 1,000        1,130
  WA Bellevue Convention Center Authority,
                            (a)   02/01/24                 5,000        1,050
                                                                     --------
                                                                       16,793
                                                                     --------

  SALES & EXCISE TAX - 1.7%
  IL Metropolitan Pier & Exposition
   Authority,
    Series 1996-A,
                           5.250% 06/15/27                 4,625        4,451
                                                                     --------
  TAX ALLOCATION - 1.2%
  NY State Local Government Assistance Corp.,
   Series 1993-E,
                           5.000% 04/01/21                 3,175        2,992
                                                                     --------

-------------------------------------------------------------------------------
 TRANSPORTATION - 13.4%
  AIRPORT -  4.3%
  GA Atlanta Airport Facilities Revenue,
   Series A,
                           6.500% 01/01/07 (b)             1,000        1,136
  HI State, Airport System Revenue,
    Series 2,
                           6.750% 07/01/21                   250          269
  IL Chicago O'Hare International Airport
   Special Facility, International Terminal,
                           6.750% 01/01/12 (b)               300          322
  NV Clark County Airport Improvement
   McCarren International Airport Las Vegas
    Series 1988,
                           8.250% 07/01/15                 3,500        3,780
  OR Portland International Airport,
                           7.100% 07/01/21                    50           55
  PA Allegheny County Airport,
   Greater Pittsburgh International,
    Series 1988-C,
                           8.250% 01/01/16                 3,250        3,441
  TX Dallas-Fort Worth Regional Airport,
   Series A,
                           7.375% 11/01/11                 1,380        1,616
  TX Houston Airport System Revenue,
   Series A,
                           6.750% 07/01/21                   200          213
                                                                     --------
                                                                       10,832
                                                                     --------

  TRANSPORTATION - 7.6%
  DC Metropolitan Area Transit Authority,
                           6.000% 07/01/10                 1,000        1,078
  IL Regional Transportation Authority,
   Series C,
                           7.750% 06/01/20                 5,000        6,519
  MA Massachusetts Bay Transportation
   Authority,
    Series B,
                           5.375% 03/01/25                 5,000        4,937
  MA State Port Authority,
                           7.500% 07/01/20                 1,000        1,096
  OH Greater Cleveland Regional
   Transportation Authority,
    Series 1996,
                           5.600% 12/01/11                 2,000        2,045
  SC State Ports Authority,
   Series 1991:
                           6.500% 07/01/06                   250          269
                           6.750% 07/01/21                 3,000        3,225
                                                                     --------
                                                                       19,169
                                                                     --------

  TURNPIKE/TOLLROAD/BRIDGE - 1.5%
  NY Triborough Bridge & Tunnel Authority,
   Series A,
                           6.625% 01/01/17                   250          271
  PR Commonwealth of Puerto Rico Highway
   & Transportation Authority,
   Series 1996-Y,
                           6.250% 07/01/12                 3,000        3,353
  TX Harris County,
   Toll Road Revenue,
                           6.500% 08/15/11                   120          130
                                                                     --------
                                                                        3,754
                                                                     --------

-------------------------------------------------------------------------------
 UTILITY - 31.3%
  INVESTOR OWNED - 5.0%
  DE State Economic Development Authority,
   New Castle County Gas
  System,
   Series 1991-C,
                           7.150% 07/01/21                 1,000        1,107
  HI State Department of Budget & Finance,
   Hawaiian Electric Co.,
   Series A,
                           6.600% 01/01/25                 4,000        4,330
  MI St. Clair County Economic
   Development Corp.,
   Detroit Edison Co., Series 1993 AA,
                           6.400% 08/01/24                 1,000        1,094
  NV Clark County Pollution Control
   Nevada Power Company,  Series 1992-B,
                           6.600% 06/01/19                 3,500        3,832
  NY New York Energy Research & Development
   Adjusted Gas Facilities,
   Brooklyn Union Gas Company, Series 1989-B
                           6.750% 02/01/24                 2,000        2,190
                                                                     --------
                                                                       12,553
                                                                     --------

  JOINT POWER AUTHORITY - 9.1%
  CA Southern California Power Authority,
   Palo Vero Project,
   Series 1989-A,
                           5.000% 07/01/15                 5,500        5,218
  GA Municipal Electrical Authority,
   Special Obligation, Project One,
   Fifth Cross,
                           6.400% 01/01/13                 1,000        1,124
  MN Southern Minnesota Municipal
   Power Agency,
    Series A:
                            (a)   01/01/24                10,000        2,188
                           5.000% 01/01/16                 1,000          934
  SC Piedmont Municipal Power Agency,
   Series 1991-A,
                           6.125% 01/01/07                   425          461
  TX State Municipal Power Agency:
                            (a)   09/01/10 (b)             5,000        2,388
                            (a)   09/01/11                 7,900        3,545
                            (a)   09/01/12                 3,000        1,271
                            (a)   09/01/15                 8,975        3,175
                            (a)   09/01/17                 7,600        2,404
  WA State Public Power Supply System,
   Nuclear Project No. 2, Series A,
                           6.500% 07/01/05                   200          217
                                                                     --------
                                                                       22,925
                                                                     --------

  MUNICIPAL ELECTRIC - 4.7%
  AK Anchorage:
   Series 1993,
                           8.000% 12/01/09 (b)             1,000        1,263
   Series 1996,
                           6.500% 12/01/10                 3,075        3,467
  PR Puerto Rico Electric Power Authority,
   Series 1989-O,
                           5.000% 07/01/12                 2,900        2,748
  SC State Public Service Authority,
   Series A,
                           6.250% 01/01/22                 3,500        3,719
  SD Heartland Consumers Power District,
                           6.000% 01/01/09                   300          326
  WA Clark County Public Utilities
   District Number 001 Electric System,
                           6.500% 01/01/11                   200          212
                                                                     --------
                                                                       11,735
                                                                     --------

  WATER & SEWER - 12.5%
  CA Central Coast Water Authority,
   State Water Project Regional Facilities,
   Series 1996-A,
                           5.000% 10/01/22                 2,000        1,877
  FL Reedy Creek Improvement District,
   Series 1994-1,
                           5.000% 10/01/19                 5,000        4,669
  FL Saint John's County Water and Sewer
   Saint Augustine Shores System,
   Series 1991-A:
                            (a)   06/01/13                 2,600        1,056
                            (a)   06/01/14                 1,500          578
  GA Fulton County Water and Sewer
                           6.375% 01/01/14                 6,000        6,742
  IL Kankakee Sewer,
   Series 1991,
                           7.000% 05/01/16                 1,000        1,105
  MD Baltimore,
   Series 1996-A,
                           5.500% 07/01/26                 1,500        1,507
  PA Pottstown Borough Authority Sewer,
   Guaranteed Sewer Revenue, Series 1991,
                            (a)   11/01/16                 1,000          330
  VA Loudoun County Sanitation Authority,
   Series 1992,
                           6.250% 01/01/16                 1,000        1,074
  VA Prince William County Services
  Authority,
                           5.000% 07/01/21                 4,900        4,520
  VA Roanoke County,
   Water System Revenue, Series 1993,
                           5.000% 07/01/21                 3,500        3,273
  VA Virginia Beach Water and Sewer,
                           5.125% 02/01/19                 4,880        4,648
                                                                     --------
                                                                       31,379
                                                                     --------

  TOTAL MUNICPAL BONDS  (cost of $225,070) (d)                        245,408
                                                                     --------

SHORT-TERM OBLIGATIONS - 1.3%
-------------------------------------------------------------------------------
 VARIABLE RATE DEMAND NOTES (e)
  IL State Educational Facilities Authority,
                           3.600% 12/01/25                 1,000        1,000
  MI Farmington Hills Hospital
   Finance Authority,
   Botsford General Hospital, Series 1991-B,
                           4.100% 02/15/16                 1,400        1,400
  MI Flint Hospital Building Authority,
   Hurley Medical Center, Series 1995-B,
                           3.450% 07/01/15                   600          600
  OH Twinsburg,
   United Stationers Supply Co.,  Series 1996,
                           4.200% 12/01/11                   300          300
                                                                     --------

  TOTAL SHORT-TERM OBLIGATIONS                                          3,300
                                                                     --------

OTHER ASSETS & LIABILITIES, NET - 1.1%                                  2,626
-------------------------------------------------------------------------------

  NET ASSETS - 100.0%                                                $251,334
                                                                     ========

NOTES TO INVESTMENT PORTFOLIO:
-------------------------------------------------------------------------------

(a) Zero coupon bond.
(b) These securities, or a portion thereof, with a total market value of $13,408, are being used to collateralize open futures contracts.
(c) The Fund has been informed that the issuer has placed direct obligations of the U.S. Government in an irrevocable trust, solely for the payment of the interest and principal.
(d) Cost for federal income tax purposes is the same.
(e) Variable rate demand notes are considered short-term obligations. Interest rates change periodically on specified dates. These securities are payable on demand and are secured by either letters of credit or other credit support agreements from banks. The rates listed are as of November 30, 1996.

  Short futures contracts open at November 30, 1996:

                       Par value                         Unrealized
                        covered            Expiration   depreciation
      Type            by contracts           month      at 11/30/96
  -----------------------------------------------------------------
  Treasury bond         $5,000               March          $45


     Acronym                                    Name
  --------------                  -------------------------------
       RIB                             Residual Interest Bond


                  SUMMARY OF SECURITIES BY INSURER
                                                        % of
     Insurer                                         Net Assets
     -------                                         ----------
  Municipal Bond Insurance Agency                          31.0
  AMBAC Indemnity Corporation                              31.7
  Financial Guarantee Insurance Company                    23.7
  Uninsured Securities                                      7.9
  Financial Security Assurance                              2.9
  Capital Guarantee Insurance Company                       1.0
  Bond Investment Guarantee Insurance                       1.0
  Connie Lee Insurance Company                              0.8
                                                      ---------
                                                          100.0
                                                      =========





See notes to financial statements.

                        STATEMENT OF ASSETS & LIABILITIES

                                NOVEMBER 30, 1996

(in thousands except for per share amounts and footnotes)

ASSETS
Investments at value (cost $225,070)                             $  245,408
Short-term obligations                                                3,300
                                                                 ----------
                                                                    248,708
Receivable for:
  Interest                                        $      4,561
  Investments sold                                          20
  Fund shares sold                                           6
Other                                                       29        4,616
                                                  ------------   ----------
    Total Assets                                                    253,324

LIABILITIES
Payable for:
  Distributions                                            987
  Fund shares repurchased                                  931
  Variation margin on futures                               47
Accrued:
  Deferred Trustees fees                                     3
  Other                                                     22
                                                  ------------
    Total Liabilities                                                 1,990
                                                                 ----------

NET ASSETS                                                       $  251,334
                                                                 ==========

Net asset value & redemption price per share -
Class A ($206,713/24,821)                                             $8.33
                                                                 ==========

Maximum offering price per share - Class A
($8.33/0.9525)                                                        $8.75 (a)
                                                                 ==========

Net asset value & offering price per share -
Class B ($44,621/5,358)                                               $8.33 (b)
                                                                 ==========

COMPOSITION OF NET ASSETS
Capital paid in                                                 $   236,102
Undistributed net investment income                                      63
Accumulated net realized loss                                        (5,124)
Net unrealized appreciation (depreciation) on:
     Investments                                                     20,338
     Open futures contracts                                             (45)
                                                                 ----------
                                                                 $  251,334
                                                                 ==========

(a) On sales of $50,000 or more the offering price is reduced.
(b) Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.


See notes to financial statements.

                             STATEMENT OF OPERATIONS

                      FOR THE YEAR ENDED NOVEMBER 30, 1996

(in thousands)

INVESTMENT INCOME
Interest                                                          $     15,919

EXPENSES
Management fee                                    $      1,475
Service fee                                                666
Distribution fee - Class B                                 350
Transfer agent                                             430
Bookkeeping fee                                            103
Trustees fee                                                27
Custodian fee                                               11
Audit fee                                                   34
Legal fee                                                    6
Registration fee                                            25
Reports to shareholders                                     16
Other                                                       21
                                                  -------------
                                                         3,164
Custodian Credits Earned                                   (11)          3,153
                                                                  ------------
       Net Investment Income                                            12,766
                                                                  ------------

NET REALIZED & UNREALIZED GAIN (LOSS) ON PORTFOLIO POSITIONS
Net realized gain (loss) on:
  Investments                                            2,333
  Closed futures contracts                                (611)
                                                  -------------
      Net Realized Gain                                                  1,722

Net unrealized appreciation (depreciation)
 during the period on:
  Investments                                           (4,265)
  Open futures contracts                                   241
                                                  -------------
      Net Unrealized Loss                                               (4,024)
                                                                  ------------
            Net Loss                                                    (2,302)
                                                                  ------------
Net Increase in Net Assets from Operations                        $     10,464
                                                                  ============



See notes to financial statements.

                       STATEMENT OF CHANGES IN NET ASSETS

(in thousands)                                         Year ended November 30
                                                  -----------------------------
INCREASE (DECREASE) IN NET ASSETS                     1996            1995
Operations:
Net investment income                               $   12,766     $    14,218
Net realized gain                                        1,722             819
Net unrealized appreciation (depreciation)              (4,024)         30,648
                                                    ----------     -----------
    Net Increase from Operations                        10,464          45,685
Distributions:
From net investment income - Class A                   (10,994)        (12,225)
From net investment income - Class B                    (1,979)         (2,207)
                                                    ----------     -----------
                                                        (2,509)         31,253
                                                    ----------     -----------
Fund Share Transactions:
Receipts for shares sold - Class A                      12,464          20,382
Receipts for shares issued in the acquisition
 of Liberty Financial Insured Municipal Fund               -            42,751
Value of distributions reinvested - Class A              6,488           6,971
Cost of shares repurchased - Class A                   (51,021)        (53,716)
                                                    ----------     -----------
                                                       (32,069)         16,388
                                                    ----------     -----------
Receipts for shares sold - Class B                       3,033           5,062
Value of distributions reinvested - Class B              1,129           1,259
Cost of shares repurchased - Class B                    (9,160)         (7,762)
                                                    ----------     -----------
                                                        (4,998)         (1,441)
                                                    ----------     -----------
    Net Increase (Decrease) from
      Fund Share Transactions                          (37,067)         14,947
                                                    ----------     -----------
        Total Increase (Decrease)                      (39,576)         46,200

NET ASSETS
Beginning of period                                    290,910         244,710
                                                    ----------     -----------
End of period (including undistributed net
  investment income of $63 and $230,
  respectively)                                     $  251,334     $   290,910
                                                    ===========    ===========

NUMBER OF FUND SHARES
Sold - Class A                                           1,521           2,596
Issued in the acquisition of Liberty
 Financial Insured Municipal Fund                          -             5,319
Issued for distributions reinvested - Class A              791             873
Repurchased - Class A                                   (6,241)         (6,739)
                                                    ----------     -----------
                                                        (3,929)          2,049
                                                    ----------     -----------
Sold - Class B                                             370             639
Issued for distributions reinvested - Class B              138             158
Repurchased - Class B                                   (1,119)           (977)
                                                    ----------     -----------
                                                          (611)           (180)
                                                    ----------     -----------


See notes to financial statements.

                          NOTES TO FINANCIAL STATEMENTS
                                NOVEMBER 30, 1996

NOTE 1. ACCOUNTING POLICIES
 ................................................................................
ORGANIZATION: Colonial Tax-Exempt Insured Fund (the Fund), a series of Colonial Trust IV is a diversified portfolio of a Massachusetts business trust, registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. The Fund's objective is to seek as high a level of after-tax total return, as is consistent with prudent risk, by pursuing current income exempt from federal income tax and opportunities for long-term appreciation from a portfolio primarily invested in insured municipal bonds. The Fund may issue an unlimited number of shares. The Fund offers Class A shares sold with a front-end sales charge and Class B shares which are subject to an annual distribution fee and a contingent deferred sales charge. Class B shares will convert to Class A shares when they have been outstanding approximately eight years.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies that are consistently followed by the Fund in the preparation of its financial statements.

SECURITY VALUATION AND TRANSACTIONS: Debt securities generally are valued by a pricing service based upon market transactions for normal, institutional-size trading units of similar securities. When management deems it appropriate, an over-the-counter or exchange bid quotation is used.

Options are valued at the last reported sale price, or in the absence of a sale, the mean between the last quoted bid and asking price.

Futures contracts are valued based on the difference between the last sale price and the opening price of the contract.

Short-term obligations with a maturity of 60 days or less are valued at amortized cost.

Portfolio positions which cannot be valued as set forth above are valued at fair value under procedures approved by the Trustees.

Security transactions are accounted for on the date the securities are purchased, sold or mature.

Cost is determined and gains and losses are based upon the specific identification method for both financial statement and federal income tax purposes.

The Fund may trade securities on other than normal settlement terms. This may increase the risk if the other party to the transaction fails to deliver and causes the Fund to subsequently invest at less advantageous prices.

DETERMINATION OF CLASS NET ASSET VALUES AND FINANCIAL HIGHLIGHTS: All income, expenses (other than the Class B distribution fee), realized and unrealized gains (losses), are allocated to each class proportionately on a daily basis for purposes of determining the net asset value of each class.

Class B per share data and ratios are calculated by adjusting the expense and net investment income per share data and ratios for the Fund for the entire period by the distribution fee applicable to Class B shares only.

FEDERAL INCOME TAXES: Consistent with the Fund's policy to qualify as a regulated investment company and to distribute all of its taxable income, no federal income tax has been accrued.

INTEREST INCOME, DEBT DISCOUNT AND PREMIUM: Interest income is recorded on the accrual basis. Original issue discount is accreted to interest income over the life of a security with a corresponding increase in the cost basis; market discount is not accreted. Premium is amortized against interest income with a corresponding decrease in the cost basis.

DISTRIBUTIONS TO SHAREHOLDERS: The Fund declares and records distributions daily and pays monthly.

The character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. Reclassifications are made to the Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under income tax regulations.

NOTE 2.  FEES AND COMPENSATION PAID TO AFFILIATES
 ................................................................................
MANAGEMENT FEE: Colonial Management Associates, Inc. (the Adviser) is the investment Adviser of the Fund and furnishes accounting and other services and office facilities for a monthly fee based on each fund's pro rata portion of the combined average net assets of the Fund, Colonial Tax-Exempt Fund, and Colonial High Yield Municipal Fund as follows:

                   Average Net Assets         Annual Fee Rate
                   ------------------         ---------------
                    First $1 billion              0.60%
                    Next $2 billion               0.55%
                    Next $1 billion               0.50%
                    Over $4 billion               0.45%

BOOKKEEPING FEE: The Adviser provides bookkeeping and pricing services for $27,000 per year plus 0.035% of the Fund's average net assets over $50 million.

TRANSFER AGENT FEE: Colonial Investors Service Center, Inc., (the Transfer Agent), an affiliate of the Adviser, provides shareholder services for a monthly fee equal to 0.14% annually of the Fund's average net assets and receives reimbursement for certain out of pocket expenses.

UNDERWRITING DISCOUNTS, SERVICE AND DISTRIBUTION FEES: Colonial Investment Services, Inc. (the Distributor), an affiliate of the Adviser, is the Fund's principal underwriter. During the year ended November 30, 1996, the Fund has been advised that the Distributor retained net underwriting discounts of $18,783 on sales of the Fund's Class A shares and received contingent deferred sales charges (CDSC) of $142,383 on Class B share redemptions.

The Fund has adopted a 12b-1 plan which requires it to pay the Distributor a service fee equal to 0.25% annually of the Fund's net assets as of the 20th of each month. The plan also requires the payment of a distribution fee to the Distributor equal to 0.75% of the average net assets attributable to Class B shares.

OTHER: The Fund pays no compensation to its officers, all of whom are employees of the Adviser.

The Fund's Trustees may participate in a deferred compensation plan which may be terminated at any time. Obligations of the plan will be paid solely out of the the Fund's assets.

The Fund has an agreement with its custodian bank under which $11,217 of custodian fees have been reduced by balance credits applied during the period ended November 30, 1996. The Fund could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if it had not entered into such agreements.

NOTE 3.  PORTFOLIO INFORMATION
 ................................................................................
INVESTMENT ACTIVITY: During the year ended November 30, 1996, purchases and sales of investments, other than short-term obligations were $66,342,099 and $104,998,323, respectively.

Unrealized appreciation (depreciation) at November 30, 1996, based on cost of investments for both financial statement and federal income tax purposes was:

   Gross unrealized appreciation                             $  20,396,083
   Gross unrealized depreciation                                   (58,479)
                                                             -------------
           Net unrealized appreciation                       $  20,337,604
                                                             =============

Capital loss carryforwards: At November 30, 1996, capital loss carryforwards, available (to the extent provided in regulations) to offset future realized gains were approximately as follows:

                     Year of                    Capital loss
                   expiration                   carryforward
                   ----------                   ------------
                      2002                    $    3,002,000

Of the loss carryforwards expiring in 2002, $310,000 was acquired in the merger with Liberty Financial Insured Municipal Fund. The availability may be limited in a given year.

Expired capital loss carryforwards, if any, are recorded as a reduction of capital paid in.

To the extent loss carryforwards are used to offset any future realized gains, it is unlikely that such gains would be distributed since they may be taxable to shareholders as ordinary income.

OTHER: The Fund has greater than 10% of its net assets at November 30, 1996, invested in Massachusetts and in Illinois.

There are certain risks arising from geographic concentration in any state. Certain revenue or tax related events in a state may impair the ability of certain issuers of municipal securities to pay principal and interest on their obligations.

The Fund may focus its investments in certain industries, subjecting it to greater risk than a fund that is more diversified.

The Fund may purchase or sell municipal and Treasury bond futures contracts and purchase and write options on futures. The Fund will invest in these instruments to hedge against the effects of changes in the value of portfolio securities due to anticipated changes in interest rates and/or market conditions, for duration management, or when the transactions are economically appropriate to the reduction of risk inherent in the management of the Fund and not for trading purposes. The use of futures contracts and options involves certain risks which include (1) imperfect correlation between the price movement of the instruments and the underlying securities, (2) inability to close out a position due to different trading hours, or the temporary absence of a liquid market for either the instrument or the underlying securities or (3) an inaccurate prediction by the Adviser of the future direction of interest rates. Any of these risks may involve amounts exceeding the variation margin recorded in the Fund's Statement of Assets and Liabilities at any given time.

NOTE 4.  LINE OF CREDIT
 ................................................................................
The Fund may borrow up to 10% of its net assets under a line of credit for temporary or emergency purposes. Any borrowings bear interest at one of the following options determined at the inception of the loan: (1) federal funds rate plus 1/2 of 1%, (2) the lending bank's base rate or (3) IBOR offshore loan rate plus 1/2 of 1%. There were no borrowings under the line of credit during the year ended November 30, 1996.

NOTE 5.  MERGER INFORMATION
 ................................................................................
On March 24, 1995, Liberty Financial Insured Municipal Fund (LFIMF) was merged into the Fund by a non-taxable exchange of 5,318,858 Class A shares of the Fund (valued at $42,750,988) for the 4,080,498 of LFIMF shares then outstanding. The assets of LFIMF acquired included unrealized appreciation of $282,748. The aggregate net assets of the Fund and LFIMF immediately after the merger were $300,749,659.

                              FINANCIAL HIGHLIGHTS

Selected data for a share of each class outstanding throughout each period are as follows:

                                             Year ended November 30
                                ---------------------------------------------
                                       1996                     1995
                                Class A     Class B     Class A      Class B
                                -------     -------     -------      -------
 Net asset value -
    Beginning of period         $ 8.380     $ 8.380     $ 7.450      $ 7.450
                                -------     -------     -------      -------
 INCOME FROM
   INVESTMENT OPERATIONS:
 Net investment income            0.403       0.342       0.418        0.359
 Net realized and
  unrealized gain (loss)         (0.045)     (0.045)      0.935        0.935
                                -------     -------     -------      -------
    Total from Investment
       Operations                 0.358       0.297       1.353        1.294
                                -------     -------     -------      -------
 LESS DISTRIBUTIONS
   DECLARED TO SHAREHOLDERS:
 From net investment income      (0.408)     (0.347)     (0.423)      (0.364)
                                -------     -------     -------      -------
 Net asset value -
  End of period                 $ 8.330     $ 8.330     $ 8.380      $ 8.380
                                =======     =======     =======      =======
 Total return (a)                 4.48%       3.70%      18.55%       17.68%
                                =======     =======     =======      =======

 RATIOS TO AVERAGE NET ASSETS
 Expenses                         1.05%(b)    1.80%(b)    1.05%(b)     1.80%(b)
 Net investment income            4.92%(b)    4.17%(b)    5.20%(b)     4.45%(b)
 Portfolio turnover                 25%         25%         31%          31%
 Net assets at end
  of period (000)              $206,713    $ 44,621    $240,894     $ 50,016

(a) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(b) The benefits derived from custody credits and directed brokerage arrangements had no impact. Prior years' ratios are net of benefits received, if any.


------------------------------------------------------------------------------
FEDERAL INCOME TAX INFORMATION (unaudited)
All of the income distributions will be treated as exempt income for federal income tax purposes.
------------------------------------------------------------------------------

Selected data for a share of each class outstanding throughout each period are as follows:


                       Year ended November 30
        ------------------------------------------------------
                  1994                         1993
          Class A       Class B       Class A       Class B
          -------       -------       -------       -------

          $ 8.420       $ 8.420       $ 8.080       $ 8.080
          -------       -------       -------       -------


            0.439         0.378         0.456         0.395

           (0.977)       (0.977)        0.338         0.338
          -------       -------       -------       -------

           (0.538)       (0.599)        0.794         0.733
          -------       -------       -------       -------



           (0.432)       (0.371)       (0.454)       (0.393)
          -------       -------       -------       -------

          $ 7.450       $ 7.450       $ 8.420       $ 8.420
          =======       =======       =======       =======
           (6.61%)       (7.31%)       10.00%         9.20%
          =======       =======       =======       =======

            1.05%         1.80%         1.07%         1.82%
            5.44%         4.69%         5.44%         4.69%
              36%           36%           12%           12%

         $198,909       $45,801      $241,610       $46,035

                                                Year ended November 30
                                           -------------------------------
                                                        1992
                                                Class A       Class B(a)
                                                -------       -------
Net asset value -
   Beginning of period                          $ 7.880       $ 7.910
                                                -------       -------
INCOME FROM
  INVESTMENT OPERATIONS:
Net investment income                             0.480         0.240
Net realized and
 unrealized gain                                  0.200         0.170
                                                -------       -------
   Total from Investment
      Operations                                  0.680         0.410
                                                -------       -------
LESS DISTRIBUTIONS
  DECLARED TO SHAREHOLDERS:
From net investment income                       (0.480)       (0.240)
                                                -------       -------
Net asset value -
   End of period                                $ 8.080       $ 8.080
                                                =======       =======
Total return (b)                                  8.85%         5.23%(c)
                                                =======       =======

RATIOS TO AVERAGE NET ASSETS
Expenses                                          1.10%         1.85%(d)
Net investment income                             5.97%         5.22%(d)
Portfolio turnover                                   7%            7%
Net assets at end
 of period (000)                              $ 217,782      $ 16,519

(a) Class B shares were initially offered on May 5, 1992. Per share amounts reflect activity from that date.
(b) Total return at net asset value assuming all distributions reinvested and no initial sales charge or contingent deferred sales charge.
(c) Not annualized.
(d) Annualized.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE TRUSTEES OF COLONIAL TRUST IV AND THE SHAREHOLDERS OF
   COLONIAL TAX-EXEMPT INSURED FUND

     In our opinion, the accompanying statement of assets and liabilities, including the investment portfolio, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Colonial Tax-Exempt Insured Fund (a series of Colonial Trust IV) at November 30, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles. These financial statements and the financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of portfolio positions at November 30, 1996 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.


PRICE WATERHOUSE LLP
Boston, Massachusetts
January 10, 1997

                           SHAREHOLDER COMMUNICATIONS
                              TO KEEP YOU INFORMED

To make recordkeeping easy and keep you up-to-date on the performance of your investments, you can expect to receive the following information about your Colonial account:

TRANSACTION CONFIRMATIONS: Each time you make a purchase, sale, or exchange, you receive a confirmation statement within just a few days.

QUARTERLY STATEMENTS: Every three months, if any transactions are made that affect your share balance, this statement reports on your account activity during the quarter (including any reinvestment of dividends). This statement also provides year-to-date information.

COLONIAL SHAREHOLDER NEWS: Mailed with your quarterly account statements, this newsletter highlights timely investment strategies, portfolio manager commentary, and shareholder service updates.

TAX FORMS AND YEAR-END TAX GUIDE: Easy-to-use forms and timely information are designed to make tax reporting simpler. (Usually mailed in January.)

AVERAGE COST BASIS STATEMENTS: If you sold or exchanged shares during the year, this statement may help you calculate your gain/loss for tax purposes. (Usually mailed in February.)
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                     IMPORTANT INFORMATION ABOUT THIS REPORT


The Transfer Agent for Colonial Tax-Exempt Insured Fund  is:

Colonial Investors Service Center, Inc.
P.O. Box 1722
Boston, MA  02105-1722
1-800-345-6611


Colonial Tax-Exempt Insured Fund mails one shareholder report to each shareholder address. If you would like more than one report, please call Colonial at 1-800-426-3750 and additional reports will be sent to you.


This report has been prepared for shareholders of Colonial Tax-Exempt Insured Fund. This report may also be used as sales literature when preceded or accompanied by the current prospectus which provides details of sales charges, investment objectives and operating policies of the Fund.
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[logo] COLONIAL
       MUTUAL FUNDS

       Mutual Funds for
       Planned Portfolios


                                    TRUSTEES
ROBERT J. BIRNBAUM
Retired (formerly Special Counsel, Dechert, Price & Rhoads; President and Chief Operating Officer, New York Stock Exchange, Inc.)

TOM BLEASDALE
Retired (formerly Chairman of the Board and Chief Executive Officer, Shore Bank & Trust Company)

LORA S. COLLINS
Attorney (formerly Attorney, Kramer, Levin, Naftalis, Nessen, Kamin & Frankel)

JAMES E. GRINNELL
Private Investor (formerly Senior Vice President-Operations, The Rockport
Company)

WILLIAM D. IRELAND, JR.
Retired (formerly Chairman of the Board, Bank of New England-Worcester)

RICHARD W. LOWRY
Private Investor (formerly Chairman and Chief Executive Officer, U.S. Plywood Corporation)

WILLIAM E. MAYER
Partner, Development Capital, L.L.C. (formerly Dean, College of Business and Management, University of Maryland; Dean, Simon Graduate School of Business, University of Rochester; Chairman and Chief Executive Officer, C.S. First Boston Merchant Bank; and President and Chief Executive Officer, The First Boston Corporation)

JAMES L. MOODY, JR.
Chairman of the Board, Hannaford Bros. Co. (formerly Chief Executive Officer, Hannaford Bros. Co.)

JOHN J. NEUHAUSER
Dean, Boston College School of Management

GEORGE L. SHINN
Financial Consultant (formerly Chairman, Chief Executive Officer and Consultant, The First Boston Corporation)

ROBERT L. SULLIVAN
Management Consultant (formerly Management Consultant, Saatchi and Saatchi Consulting Ltd. and Principal and International Practice Director, Management Consulting, Peat Marwick Main & Co.)

SINCLAIR WEEKS, JR.
Chairman of the Board, Reed & Barton Corporation


             COLONIAL INVESTMENT SERVICES, INC., Distributor(C) 1997

                 One of the Liberty Financial Companies (NYSE:L)

      One Financial Center, Boston, Massachusetts 02111-2621, 617-426-3750

                            TI-02/107D-1296 M (1/97)


[recycle symbol] Printed on recycled paper